Exhibit 10.5

BILL OF SALE AND ASSIGNMENT

This Bill of Sale and Assignment (this “Bill of Sale”) dated December 26, 2017 is executed and delivered by Workhorse Technologies Inc., an Ohio corporation (the “Transferor”), to Surefly, Inc., a Delaware corporation (the “Transferee”).

WHEREAS, the Transferor is the owner of all rights, title and interest in the assets listed on Schedule A attached hereto (collectively, the “Transferred Assets”); and

WHEREAS, the Transferor desires to transfer all of its rights, title and interest in the Transferred Assets to the Transferee.

NOW, THEREFORE, the hereto, intending to be legally bound, agree as follows:

1. The Transferor hereby sells, transfers, conveys, assigns and delivers to the Transferee, its successors and assigns, to have and to hold forever, all right, title and interest in, to and under all of the Transferred Assets.

2. The Transferor hereby covenants and agrees that it will, at the request of the Transferee and without further consideration, execute and deliver, and will cause its employees to execute and deliver, such other instruments of sale, transfer, conveyance and assignment, and take such other action, as may reasonably be necessary to more effectively sell, transfer, convey, assign and deliver to, and vest in, the Transferee, its successors and assigns, good, clear, record and marketable title to the Transferred Assets hereby sold, transferred, conveyed, assigned and delivered, or intended so to be, and to put the Transferee in actual possession and operating control thereof, to assist the Transferee in exercising all rights with respect thereto and to carry out the purpose and intent of the Agreement.

3.The Transferor does hereby irrevocably constitute and appoint the Transferee, its successors and assigns, its true and lawful attorney, with full power of substitution, in its name or otherwise, and on behalf of the Transferor, or for its own use, to claim, demand, collect and receive at any time and from time to time any and all of the Transferred Assets, and to prosecute the same at law or in equity and, upon discharge thereof, to complete, execute and deliver any and all necessary instruments of satisfaction and release.

4. The Transferor hereby authorizes and requests the competent authorities whose duty is to register trademarks, patents, intellectual property and/or industrial property protection on applications included in the Transferred Assets, if any, to issue the same to the Transferee, its successors, legal representatives and assigns, in accordance with the terms of this Bill of Sale.

5. This Bill of Sale shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns. This Bill of Sale and any claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Bill of Sale shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements made and to be performed entirely within the State of Delaware, without regard to the conflicts of laws principles thereof. This Bill of Sale may be executed in any number of counterparts each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(Signature Page Follows)

IN WITNESS WHEREOF, the Transferor and the Transferee have caused this instrument to be duly executed under seal as of and on the date first above written.

TRANSFEROR:

WORKHORSE TECHNOLOGIES INC.

By:	/s/ Stephen S. Burns
Name:	Stephen S. Burns
Title:	Chief Executive Officer

ACCEPTED:

TRANSFEREE:

SUREFLY, INC.

By:	/s/ Duane Hughes
Name:	Duane Hughes
Title:	Interim Chief Executive Officer

[Signature Page to Bill of Sale]

 Schedule A

Transferred Assets

Spinco - Workhorse SureFly

Asset List – December 15, 2017

1. Employee List – names and titles

Employee Name	Title
Arkus, Alan	Mechanical Engineer
Bennett, Jeffrey E	Project Manager, Engineer
Bokeno, Elliot T	Mechanical Engineer
Bort, Thadeous	Chief SW Engineer
Burns, Brittney	Sales
Carlton, Zachary M	AE Masters
Conners, Patrick J	FAA Specialist; Test Pilot
Jantzen, Jantzen	Intrumentation Engineer
Kurdi, Ed (Ayed)	Electrical Techician
Ratajzyak, Jay	SW Engineer
Roth, Thomas	Intern/Co-op
Wei, Wei	PhD Aerospace Engineer
Wilson, Scott	Telemtery Specialist

 2. Hardware and Software

a. Computer Hardware – Laptops, Towers and Printers

Make	Model	Serial Number	Form
Acer	Aspire F15	NXGD7AA006703258FD7600	Laptop
Acer	GX-785	DG883AA004703030F53000	Tower
Dell	XPS	8VNQRF2	Laptop
Dell	Lattitude E7450	G5THT3T	Laptop
HP	Envy 17t-u100	5CG7374SHT	Laptop
Dell	Percision 3520	FS9S8H2	Laptop
Dell	Percision Tower 3620	G7DBHK2	Tower
Dell	XPS	6SVHSF2	Laptop
MSI	7RDX	K1706N0063493	Laptop
Lenovo	Thinkpad T470	(in repair)	Laptop
HP	Compaq 8200	MXL24011PO	Tower
Dell	DCDO	FGPF2G1	Tower
Dell	Precision M3800	73N2F72	Laptop
Lenovo	N580	CB22020008	Laptop
Dell	P57G	GBCVC82	Laptop
Dell	Precision M6700	FKLTJV1	Laptop
MakerBot	Replicator	R50026193	Printer

 b. Software

Software	Version
Solidworks Premium	2017
Solidworks Flow Simulator
Solidworks Simulation
Daisy Lab	14 (2016)
Appcelerator	4.1
Real Flight Simulator	RF 8
MatLab	2017b
MatLab Simulink
MatLab Toolbox: SysID
MatLab Toolbox: Instrument Control

c. Carbon Fiber Molds and Bucks

i. SureFly #1 Mold – can make additional 50 - 100 SureFly’s

ii. Bucks – are used to produce additional molds

d. Test Stands

i. Steel Mule

ii. Instrumented Thrust Test Stand

iii. Prop and Roof Test Fixture – for testing the prop arm and roof structure

iv. Engine Generator Test Stand

3. SureFly #1

a.	SureFly’s stated design goal is to be the safest, easiest to fly and most cost-effective helicopter available. Like any modern flying machine, SureFly is composed of 3 primary systems, all of which have been designed from the ground up to achieve the project goals. For simplicity and safety, the SureFly team chose not to include any transitional wing elements in its version 1.0 design. The resulting design incorporates 4 fixed prop arms that support the fuselage. To keep weight to a minimum, the entire fuselage and adjoining prop arms are custom designed and made of carbon fiber. The engineering team and outside consultants that designed and built the craft focus on keeping the overall weight to a minimum, while still maintaining a strong and long-lasting craft. Our ten years of experience building custom battery packs and our millions of miles on our UPS trucks have given Workhorse a unique advantage in developing a powertrain for an electric VTOL machine. We have detailed knowledge of how battery packs change with age, with temperature extremes and under heavy load. That deep understanding propelled us to design a hybrid drivetrain for SureFly, it utilizes a fossil fuel based generator coupled with a custom lithium battery back to supply the electricity to the 8 electric motors that are directly coupled to the carbon fiber propellers.

4. Patent Request Materials – 2 files Attached

a. Filename = AMPI 26 final drarwings.PDF

b. Filename = Prov Appl.pdf

 Title: AUXILIARY POWER SYSTEM FOR ROTORCRAFT WITH FOLDING

 PROPELLER ARMS AND CRUMPLE ZONE LANDING GEAR

Workhorse Group, Inc.

Surefly Tangible Assets

December 21, 2017
b:/Accounting:/Projects:/Surefly:/Surefly Historical

Full Use

Asset	Asset Description	Surefly Usage	Acq Cost	FA Register
1 Furniture/Fixtures	Office Furniture	100%	8818
2 Furniture/Fixtures	Television	100%	$130
3 Furniture/Fixtures	Desktop Computer	100%
4 Fixture	Ocular left Delux System	100%
5 Mold	Surefly Buck/plug for mold	100%
6 Furniture/Fixtures	Mobile Protective Walls (4)	100%
7 Inventory	Original Rotor Arms (6)	100%
8 Vehicle	Trailer	100%		Yes
9 Furniture/Fixtures	Test Rig (Donkey)	100%
10 Inventory	Battery Pack w/ Conjunction Box & Charging station	100%
11 Furniture/Fixtures	Thrust Stand	100%
12 Furniture/Fixtures	Weights for Calibration	100%
13 Furniture/Fixtures	Mock Surefly Top for Air Testing	100%
14 Inventory	Engine Component	100%
15 Inventory	Battery Pack 850V (inside Test Surefly)	100%
16 Inventory	Battery Management System (BMS) (Inside Surefly)	100%
17 Inventory	High Voltage Junction Box (Inside Surefly)	100%
18 Inventory	Carbaon Fiber Racing Seats (2) (Inside Surefly)	100%
19 Inventory	Joystick (Inside Surefly)	100%
20 Inventory	Parker Touch Screen Monitor (inside Surefly)	100%
21 Inventory	Fuse Panel (inside Surefly)	100%
22 Inventory	Pintot 2 Air Pressure Gauge (under Surefly)	100%
23 Inventory	Arms (4)	100%
24 Inventory	Propellors (8) (ontop of Surefly)	100%
25 Inventory	Propellors (7)	100%
26 Inventory	Propellors 75” (8)	100%
27 Inventory	Emrax Air Cool Motors (12)	100%
28 Inventory	Emrax Water Cooler Motors (2)	100%
29 Inventory	Rinehart Inverters (10)	100%
30 Inventory	Coolant system	100%
31 Furniture/Fixtures	Video Camera for Testing Videos (3)	100%
32 Furniture/Fixtures	Testing Station Desktop PC	100%
33 Furniture/Fixtures	Testing Station Analogue Signal	100%
34 Furniture/Fixtures	Testing Station DC Signal (12)	100%
35 Furniture/Fixtures	Testing Station Stream Gauge Completion mod (9)	100%
36 Furniture/Fixtures	Testing StationPower Supply	100%
37 Inventory	EDN Charger	100%
38 Inventory	Orion Battery Management System (3)	100%
39 Tools	Toolboxes w Tools (2)	100%
40 Tools	Welder	100%		Yes
41 Tools	Proforma Scales	100%
42 Tools	Foam Blocks	100%
43 Tools	Battery Pack	100%
44 Furniture/Fixtures	Inventory Shelving	100%